Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
21.
Subsequent events

On March 10, 2026, the Board has approved a cash dividend for the fiscal year 2025 (the “FY2025 Cash Dividend”) to implement its three-year shareholder return plan adopted in August 2025. The FY2025 Cash Dividend will be paid to holders of ordinary shares and holders of ADSs of record as of the close of business on April 6, 2026, in U.S. dollars, in an amount of US$0.1 per ADS or US$0.15 per ordinary share. The total amount of cash to be distributed for the FY2025 Cash Dividend is expected to be approximately US$23.5 million. The payment date for holders of ordinary shares and holders of ADSs is expected to be on or around April 24, 2026.